UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 4, 2006

STELLAR RESOURCES, LTD.
(Exact name of registrant as specified in its charter)

Nevada	0-51400	98-0373867
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3155 E. Patrick Lane, Suite 1, Las Vegas, Nevada                         89119
(Address of principal executive offices)                                            (Zip Code)

Registrant’s telephone number, including area code:                         702-898-6004

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 . 14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 .14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240 . 13e-4(c))

Item 9.01 Financial Statements and Exhibits

Exhibit No.                 Description
99.1                             Press Release dated December 4, 2006.

SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 4th day of December, 2006.

STELLAR RESOURCES, LTD.

By:       /s/ Kathy Whyte, President,
            CEO/CFO, a member of the Board of Directors

By:       /s/ Michael Rezac
            Secretary/Treasurer, a member of the Board of Directors